UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 17, 2020

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4801 E. Washington Street
Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 642-1716

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company (the “Meeting”) was held on June 17, 2020, in connection with which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. At the close of business on April 20, 2020, the record date for the Meeting, 24,969,030 shares of the Company’s common stock were issued, outstanding and entitled to vote. At the Meeting, 23,568,608 shares of the Company’s common stock were represented in person or by proxy. Four proposals were scheduled and noted to be acted upon at the Meeting: (i) to elect nine directors to serve until the 2021 annual meeting (“Proposal Number One”); (ii) to approve, in an advisory vote, the compensation of the Company’s named executive officers (“Proposal Number Two”); (iii) determine in an advisory vote whether to hold a stockholder vote to approve the compensation of our named executive officers every one, two or three years (“Proposal Number Three”); and (iv) to ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for fiscal year 2020 (“Proposal Number Four”).

At the Meeting, nine nominees were nominated for election to the board to serve one-year terms until the Company’s 2021 annual meeting, or until the election and qualification of their successors, and were elected. The vote with respect to each such nominee was as follows:

Nominee	For	Withheld	Broker Non-Votes
Steven J. Shulman	22,261,038	348,966	958,604
Swati Abbott	22,337,555	272,449	958,604
Kenneth J. Fasola	22,393,647	216,357	958,604
Peter A. Feld	22,177,022	432,982	958,604
G. Scott MacKenzie	22,092,710	517,294	958,604
Leslie V. Norwalk	13,640,788	8,969,216	958,604
Guy P. Sansone	22,392,748	217,256	958,604
Mural R. Josephson	22,393,657	216,347	958,604
Christopher J. Chen, M.D.	22,393,930	216,074	958,604

Proposal Number Two was adopted with 21,041,605 shares voted for, 1,557,704 shares voted against, 10,695 shares abstaining and 958,604 broker non-votes.

Proposal Number Three was adopted with 20,545,417 shares voted for 1 Year, 1,433 shares voted for 2 Years, 2,052,261 shares voted for 3 Years, 10,893 shares abstaining and 958,604 broker non-votes. In light of these results, the Company will continue its practice of including in its proxy materials every year an advisory stockholder vote to approve the compensation of the Company’s named executive officers.

Proposal Number Four was adopted with 23,305,372 shares voted for, 261,141 shares voted against, 2,095 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: June 19, 2020	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Chief Financial Officer

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